SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 11, 1994
                                                        -----------------

                       SPELLING ENTERTAINMENT GROUP INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



                                    Florida
                                    -------
                 (State or other jurisdiction of incorporation)



  1-6739                                                        59-0862100
  ------                                                        ----------
(Commission                                                    (IRS Employer
File Number)                                                Identification No.)


              5700 Wilshire Boulevard
           Los Angeles, California                                 90036
- - -------------------------------------------------                ----------
    (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code (213) 965-5700

                                      N.A.
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

     On November 11, 1994, Spelling Entertainment Group Inc. (the "Registrant") engaged the accounting firm of Price Waterhouse LLP as independent accountants for the Registrant for the fiscal year ending December 31, 1994. This engagement was authorized by the Registrant's Board of Directors on November 11, 1994, upon the recommendation of the Board's Audit Committee. The Registrant selected Price Waterhouse LLP in order to enable the Registrant to better coordinate financial reporting matters with its majority stockholder, Viacom Inc. ("Viacom"). As a majority stockholder, Viacom is required to consolidate the financial statements of the Registrant with its own. Price Waterhouse LLP serves as independent accountants to Viacom.

     On November 11, 1994, the Registrant informed its previous independent accountants, Arthur Andersen LLP, of its selection of Price Waterhouse LLP as its independent accountants. The reports of Arthur Andersen LLP on the financial statements for the past fiscal year of the Registrant did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Moreover, during the most recent fiscal year and the subsequent period prior to the selection of Price Waterhouse LLP (the "Accounting Period"), there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure ("Accounting Matters").

     During the Accounting Period, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K. During the Accounting Period, Arthur Andersen LLP never advised the Registrant: (i) that the internal controls necessary for the Registrant to develop reliable financial statements did not exist; (ii) that information had come to Arthur Andersen LLP's attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management; (iii) of the need to expand significantly the scope of its audit, or that information had come to Arthur Andersen LLP's attention during the Accounting Period, that if further investigated might have (a) materially impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report, or (b) caused it to be unwilling to rely on management's representations or to be associated with the Registrant's financial statements; (iv) that information had come to Arthur Andersen LLP's attention that it had concluded materially impacted the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, or (b) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by the audit report.

     During the Accounting Period, neither the Registrant nor anyone acting on its behalf has consulted Price Waterhouse LLP regarding either: (i) the application of accounting principles to any transaction or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement on an Accounting Matter or an event specified in clauses (i) through (iv) of the preceding paragraph.

Item 5.  Other Events.

     On November 11, 1994, the Registrant elected to its Board of Directors Sumner M. Redstone, Frank J. Biondi, Jr., Philippe P. Dauman and J. Brian McGrath. In addition, Messrs. John T. Lawrence III and Alfred W. Martinelli left the Registrant's Board of Directors on November 11, 1994 in order to pursue other business endeavors. There are currently eight directors serving on the Company's Board of Directors.

     In a separate action, the Registrant's Board of Directors elected to discontinue its policy of paying quarterly dividends in order to reinvest available capital in the businesses of the Registrant.

     A copy of the press release, dated November 14, 1994, relating to the election of Messrs. Redstone, Biondi, Dauman and McGrath to the Registrant's Board of Directors and the revision of the Registrant's dividend policy is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

     The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         SPELLING ENTERTAINMENT GROUP INC.




                                         By: /s/ Thomas P. Carson
                                            -----------------------------
                                            Thomas P. Carson
                                            Executive Vice President, Treasurer
                                            and Chief Financial Officer




Date:  November 14, 1994

                       SPELLING ENTERTAINMENT GROUP INC.

                                 EXHIBIT INDEX


     Number and
Description of Exhibit
- - ----------------------

     1. None

     2. None

     4. None

     16. Letter from Arthur Andersen LLP

     17. None

     20. None

     23. None

     24. None

     27. None

     99. Press Release, dated November 14, 1994.